Business combination	12 Months Ended
Dec. 31, 2012
Business combination
4.	Business combination

On March 12, 2012, the Group acquired a majority of the assets of an internet service company, which is in the business of operating an internet platform, for cash consideration of RMB11,722. As a result of the acquisition, the Group obtained the key intellectual property to develop and expand the platform of YY Client. The acquisition was recorded using the acquisition method of accounting and the allocation of the purchase price at the date of acquisition is as follows:

RMB
Property and equipment	128
Intangible assets
Technology	10,035
Software	660
Goodwill	899

Total	11,722

The business combination was completed on March 12, 2012 and there was no further adjustment to the purchase price allocation. The excess of purchase price over tangible assets and identifiable intangible assets acquired and liabilities assumed was recorded as goodwill. The acquired goodwill is not deductible for tax purposes. Acquisition related costs were immaterial and were included in general and administrative expenses for the year ended December 31, 2012.

Pro forma results of operations related to the acquisition have not been presented because they are not material to the Group’s consolidated statements of operations and comprehensive (loss) income for the years ended December 31, 2010, 2011 and 2012.

Since the acquired business has been fully integrated into the Company’s current business after the acquisition, it is impracticable to disclose separately its standalone revenue and earnings after the acquisition.